                                                                      EXHIBIT 23


                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 17324 for Hartford Life Insurance Company on Form S-1.

                                             /s/ Arthur Andersen LLP

Connecticut
April 23, 1997